Pension arrangements	12 Months Ended
Jun. 30, 2022
Pension arrangements
Pension arrangements
29	Pension arrangements

29.1 Defined benefit scheme

The Group participates in the Football League Pension and Life Assurance Scheme (‘the Scheme’). The Scheme is a funded multi-employer defined benefit scheme where members may have periods of service attributable to several participating employers. The Group is unable to identify its share of the assets and liabilities of the Scheme and therefore accounts for its contributions as if they were paid to a defined contribution scheme. The Group has received confirmation that the assets and liabilities of the Scheme cannot be split between the participating employers. The Group is advised only of the additional contributions it is required to pay to make good the deficit. These contributions could increase in the future if one or more of the participating employers exits the Scheme.

The last triennial actuarial valuation of the Scheme was carried out at 31 August 2020 where the total deficit on the ongoing valuation basis was £27.5 million. The accrual of benefits ceased within the Scheme on 31 August 1999, therefore there are no contributions relating to the current accrual. The Group pays monthly contributions based on a notional split of the total expenses and deficit contributions of the Scheme.

A charge of £865,000 (2021: £nil) has been made to the statement of profit or loss during the year ended 30 June 2022, representing the present value of the additional contributions the Group is expected to pay to remedy the revised deficit of the Scheme.

The Group currently pays total contributions of £532,000 per annum and this amount will increase by 5% per annum from September 2022. Based on the actuarial valuation assumptions, this will be sufficient to pay off the deficit by 30 April 2025.

As of 30 June 2022, the present value of the Group’s outstanding contributions (i.e. its future liability) is £1,602,000 (2021: £1,257,000). This amounts to £556,000 (2021: £518,000) due within one year and £1,046,000 (2021: £739,000) due after more than one year and is included within other payables.

The funding objective of the Trustees of the Scheme is to have sufficient assets to meet the Technical Provisions of the Scheme. In order to remove the deficit revealed at the previous actuarial valuation (dated 31 August 2020), deficit contributions are payable by all participating clubs. Payments are made in accordance with a pension contribution schedule. As the Scheme is closed to accrual, there are no additional costs associated with the accruing of members’ future benefits. In the case of a club being relegated from the Football League and being unable to settle its debt then the remaining clubs may, in exceptional circumstances, have to share the deficit.

Upon the wind-up of the Scheme with a surplus, any surplus will be used to augment benefits. Under the more likely scenario of there being a deficit, this will be split amongst the clubs in line with their contribution schedule. Should an individual club choose to leave the Scheme, they would be required to pay their share of the deficit based on a proxy buyout basis (i.e. valuing the benefits on a basis consistent with buying out the benefits with an insurance company).

29.2 Defined contribution schemes

Contributions made to defined contribution pension arrangements are charged to the statement of profit or loss in the period in which they become payable and for the year ended 30 June 2022 amounted to £3,731,000 (2021: £3,362,000; 2020: £3,287,000). As at 30 June 2022, contributions of £532,000 (2021: £475,000) due in respect of the current reporting period had not been paid over to the pension schemes.

The assets of all pension schemes to which the Group contributes are held separately from the Group in independently administered funds.